INVESTOR PRESENTATION

SECOND QUARTER 2022

NASDAQ: CCBG

Capital City Bank Group

FORWARD-LOOKING STATEMENTS

This presentation includes forward-looking statements, including statements about future results. These statements are subject to uncertainties and risks that could cause the Company's future results to differ materially. The following factors, among others, could cause the Company's actual results to differ: our ability to successfully manage credit risk, interest rate risk, liquidity risk, and other risks inherent to our industry; legislative or regulatory changes in monetary and fiscal policies of the U.S. Government; inflation, interest rate, market and monetary fluctuations; the effects of security breaches and computer viruses that may affect our computer systems or fraud related to debit card products; the accuracy of our financial statement estimates and assumptions, including the estimates used for our loan loss reserve, deferred tax asset valuation and pension plan; changes in accounting principles, policies, practices or guidelines; the frequency and magnitude of foreclosure of our loans; the effects of our lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; the strength of the United States economy in general and the strength of the local economies in which we conduct operations; our ability to declare and pay dividends, the payment of which is subject to our capital requirements; changes in the securities and real estate markets; structural changes in the markets for origination, sale and servicing of residential mortgages; uncertainty in the pricing of residential mortgage loans that we sell, as well as competition for the mortgage servicing rights related to these loans and related interest rate risk or price risk resulting from retaining mortgage servicing rights and the potential effects of higher interest rates on our loan origination volumes; the magnitude and duration of the ongoing COVID-19 pandemic and its impact on the global economy and financial market conditions and our business; the effect of corporate restructuring, acquisitions or dispositions, including the actual restructuring and other related charges and the failure to achieve the expected gains, revenue growth or expense savings from such corporate restructuring, acquisitions or dispositions; the effects of natural disasters, harsh weather conditions (including hurricanes), widespread health emergencies, military conflict, terrorism, civil unrest or other geopolitical events; our ability to comply with the extensive laws and regulations to which we are subject, including the laws for each jurisdiction where we operate; the willingness of clients to accept third-party products and services rather than our products and services and vice versa; increased competition and its effect on pricing; technological changes; negative publicity and the impact on our reputation; changes in consumer spending and saving habits; growth and profitability of our noninterest income; the limited trading activity of our common stock; the concentration of ownership of our common stock; anti-takeover provisions under federal and state law as well as our Articles of Incorporation and our Bylaws; other risks described from time to time in our filings with the Securities and Exchange Commission; and our ability to manage the risks involved in the foregoing. Additional factors can be found in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and the Company' other filings with the SEC, which are available at the SEC's internet site (http://www.sec.gov). Forward-looking statements in this presentation speak only as of the date of this presentation. The Company assumes no obligation to update forward-looking statements or the reasons why actual results could differ.

CORPORATE PROFILE

- Oldest Florida-based Publicly Traded Bank
- Managed Multiple Business Cycles Successfully
- $4.4B Assets
- Loans HFI: $2.2B/Deposits: $3.8B
- 88% Florida/12% Georgia
  - Florida Deposit market share of 7.7%
  - Georgia Deposit market share of 5.5%
- 50/50 Mix of Consumer and Commercial Clients (Deposits)
- $2.2B Assets Under Management



Atlanta
Augusta
Macon
Savannah
Montgomery
GEORGIA
ALABAMA
Jacksonville
Tallahassee
Panama City
Gainesville
Daytona Beach
Orlando
FLORIDA
Fort Myers
Miami

CURRENT OFFICES

Full Service - 57

LPO's - 3
- Marietta, Ga.
- Santa Rosa Beach, Fl.
- New Port Richey, Fl.

PLANNED OFFICES

Full Service
- ★Marietta, Ga.
- ★Panama City Beach, Fl. (Watersound Origins)
- ★Gainesville, Fl.

Full Service Re-Locations
- Inverness, Fl.
- Perry, Fl.

ATM/ITM's
- Locations - 86
- ITM Tellers - 9

CORPORATE PROFILE

Experienced Management
Average of 25 Years' Experience with CCBG

25 Years

45%

Strong and Diversified Board
27% Female/18% Ethnic Minority

Ownership
~57% Retail/43% Institutional
~24% Insider

56/44

$473M

Market Cap[1]
$473 Million

(1) As of 06/30/22

FLORIDA AT A GLANCE

- Highest Migration Rate in U.S.
  - 5th Consecutive Year
- 3rd Most Populous State - Projected Population Growth
  - 2X National Average
- Projected Population Change
  - (2022-2027) of 4.6%
- State Budget - FY 2022-2023
  - Largest in state history
- Business-friendly State with No Personal Income Tax

Government
Higher Education
Healthcare
Agriculture
Manufacturing
Retail Distribution
Professional Associations
Retirees
Tourism
Defense
Technology
Transportation



GROWTH MARKETS

TALLAHASSEE MSA

Total Deposits *(in Thousands)*	$1,633,066
Market Share[1]	14.6%
Market Share Rank[1]	#3
Top 3 Industries	Government, Education, Professional
Projected Population Growth[2]	2.8%
Projected HH Income Growth[2]	11.5%

MACON MSA

Total Deposits *(in Thousands)*	$134,222
Market Share[1]	2.9%
Market Share Rank[1]	#8
Top 3 Industries	Education, Healthcare, Defense
Projected Population Growth[2]	1.5%
Projected HH Income Growth[2]	14.5%

GAINESVILLE MSA

Total Deposits *(in Thousands)*	$496,481
Market Share[1]	7.6%
Market Share Rank[1]	#7
Top 3 Industries	Education, Healthcare, Retail Distribution
Projected Population Growth[2]	3.5%
Projected HH Income Growth[2]	12.9%

RURAL COMBINED - 15 Markets[3]

Total Deposits *(in Thousands)*	$1,214,491
Market Share[1][3]	9.1%
Market Champions	Agriculture, Manufacturing, County Seat

- Top 3 Market Share in 8 of 15 Markets

(1) Source: S&P Global Market Intelligence as of 6/30/2021
(2) Projected Change from 2022-2027 (Nielson)
(3) Excludes Markets with < 2% Share

DEPOSIT FRANCHISE

Average Deposit Portfolio Composition



3%
8%
16%
45%
28%
Noninterest Bearing Deposits
NOW Accounts
Regular Savings Accounts
Money Market Accounts
Certificates of Deposit

Deposit Portfolio Highlights

- CAGR[4] of ~ 15.3% DDA, ~ 7.3% MMA/SAV/NOW
- 97% Core Deposit[1] to Total Deposit[2]

Total Deposit Growth



2,423
132
251
351
781
908
2,538
114
235
370
805
1,012
2,844
104
236
424
826
1,254
3,407
102
278
537
965
1,525
3,739
96
286
614
1,056
1,687
2018
2019
2020
2021
2Q22

	2018	2019	2020	2021	2Q22
Total Cost of Funds - CCBG[2]	0.27%	0.35%	0.16%	0.10%	0.09%
Total Cost of Funds - Peer[3]	0.66%	0.89%	0.69%	0.30%	0.23%

- Noninterest Bearing Deposits
- NOW Accounts
- Regular Savings Accounts
- Money Market Accounts
- Certificates of Deposit

(1) Total Deposits less CDs
(2) YTD
(3) Publicly Traded $1-$5 Billion SE Commercial Banks (Source: S+P Market Intelligence)
(4) 2018 to 2022

LOAN PORTFOLIO DIVERSIFICATION

Loan Portfolio
$2,231,653



1%
9%
10%
32%
11%
15%
22%

- Commercial R/E
- Residential R/E
- Indirect Auto
- Commercial Loans
- Construction R/E
- Home Equity R/E
- Direct Consumer

Top 25 loans represent 8% of total loans.
Average loan size of $63,000

CRE Composition
$763,995

215% of Tier 1 Capital



4%
1%
9%
27%
59%

- Improved Property
- Construction
- Vacant Land
- Condos
- Land Development

Improved Property Composition
$450,059



2%
4%
7%
8%
29%
8%
14%
28%

- Retail
- 1-4 Residential
- Hotel/Motel
- Multi-Family
- Office
- Other
- Industrial/Warehouse
- Gas Station/C-Store

(1) 2Q2022-EOM

CREDIT QUALITY

- Proven **strong** underwriting and risk management
- 5 year average annual credit losses of **10 basis points**
- **Strong credit** quality metrics at June 30, 2022
- ACL coverage **0.96% of loans**

Non-Performing Loans
(% of Loans HFI)



$12M
$8M
$4M
$0M
0.39%
$6.8M
0.24%
$4.4M
0.29%
$5.9M
0.10%
$4.3M
0.07%
$3.1M
2018
2019
2020
2021
2Q22

Classified Loans
(% of Total Loans HFI)



$25M
$20M
$15M
$10M
$5M
0
1.29%
$23M
1.13%
$21M
0.87%
$18M
0.93%
$18M
0.89%
$20M
2018
2019
2020
2021
2Q22

Allowance for Credit Losses Activity(1)



$20M
$15M
$10M
$5M
$0M
$14.2M
$13.9M
$23.8M
$21.6M
$21.2M
0.80%
0.12%
0.76%
0.12%
1.30%
1.19%
0.12%
1.12%
1.11%
(0.02)%
0.96%
0.19%
2018
2019
2020
2021
2Q22

(000's)						
Provision for Credit Losses	2,921	2,027	8,303	(1,553)	-	1,542
CECL Adoption	-	-	3,269	-	-	-
Net Charge-Offs	2,018	2,332	1,907	(632)	771	1,916

Allowance for Credit Losses ("ACL")(1) — ACL Coverage Ratio (Loans HFI less SBA PPP)
ACL Coverage Ratio (Loans HFI) — Net Charge Ratio

(1) *HFI Loans only - does not include $3.0M in allowance for unfunded loans at 06/30/22.*

STRONG CAPITAL POSITION

Capital To Execute



$400M
$350M
$300M
$250M
$200M
$150M
$100M
$50M
$0M
2018
2019
2020
2021
2Q22
Risk-Based Capital
Tangible Common Equity
Excess Regulatory Capital

Staying Power



20
15
10
5
0
17.13%
7.58%
9.63%
17.90%
8.06%
10.26%
17.30%
6.25%
9.42%
17.15%
6.95%
9.27%
16.07%
6.54%
8.72%
2018
2019
2020
2021
2Q22
Risk Based Capital - CCBG
Tangible Common Equity - CCBG(1)
Tangible Common Equity - Publicly Traded $1-$5 Billion SE Banks

(1) Adjusted Non-GAAP, See Appendix for Reconciliation.

STRATEGIC INITIATIVES: Three Pillars of Execution

DRIVE REVENUES

Generate Loan Growth > Interest Rate Profile > Grow & Diversify Fee Income

DISCIPLINED EXPENSE MANAGEMENT

Committed to Expense Reduction > Efficiency Initiatives in Motion

EFFECTIVELY DEPLOY CAPITAL

Organic Growth > Return Capital > Leverage Capital

> Executed Under a Strong Risk Management & Credit Culture <

DRIVE REVENUES

Diversified Revenues

INTEREST INCOME[1]


1%
1%
3%
8%
8%
9%
12%
12%
18%
28%

$54.8 Million

- Commercial R/E
- Residential R/E
- Indirect Auto
- Investment Securities
- Commercial Loans
- Home Equity R/E
- Construction R/E
- Short-Term Investments
- Direct Consumer
- Fees on Loans

FEE INCOME[1]


7%
15%
36%
48.9%
of Operating
Revenues
21%
21%

$50.7 Million

- Mortgage Banking Revenues - CCHL (51% ownership)
- Wealth Management Fee
- Deposit Fees
- Bank Card Fees
- Other

(1) YTD - 06/30/22

DRIVE REVENUES

Generate Loan Growth

Period End Loans HFI
($ In Millions / % Growth)


$2500
$2000
$1500
$1000
$500
$0
4.6%
$1,561
5.9%
$1,653
7.3%
$1,774
3.5%
$1,836
9.3%
$2,006
(3.7%)(1)
$1,931
29.5%(2)
$2,214
2016
2017
2018
2019
2020
2021
2Q22
Total SBA PPP
178M
0.2M
0.1M
0.1M

Growth By Segment[2]


-$100M -$80M -$60M -$40M -$20M 0 $20M $40M $60M $80M $100M $120M
Commercial Loans - Core 18.2%
-99.9% Commercial Loans - SBA
Construction R/E 50.6%
-1.2% Commercial R/E
Residential R/E 32.1%
Home Equity R/E 2.4%
-3.6% Direct Consumer
Indirect Auto 22.7%
Other - LIP 8.4%

(1) Includes SBA PPP Activity - Ex SBA PPP = 5.6% core growth
(2) 4Q 2021 vs. 2Q 2022 Annualized

DRIVE REVENUES

Interest Rate Profile

Loan Repricing - HFI Loans



6%
18%
8%
8%
13%
31%
16%
Overnight
12 Months
24 Months
36 Months
48 Months
60 Months
>60 Months

Rate Mix



42% Adjustable
40% Fixed(1)
18% Variable
$2,214
(in millions)

- 60% of Loan Portfolio is Variable or Adjustable
- 49% of Loan Portfolio Reprices within One Year

DRIVE REVENUES

Grow and Diversify Fee Income

Fee Income Mix(1)
(In Millions)



$60M
$50M
$40M
$30M
$20M
$10M
$0M
$56,299
$3.4M
$30.3M
$6.3M
$7.6M
$8.5M
$50,721
$3.8M
$18.0M
$10.4M
$7.8M
$10.6M
2021
2022
Deposit Fees
Bank Card Fees
Wealth Management Fees
Mortgage Banking Revenues
(CCHL - 51% ownership)
Other Fees

Growth Initiatives



Free to Fee Checking
Grow Wealth Management Assets
Improve Card Utilization
Leverage Working Capital Finance Platform
Residential Mortgage Originations
Insurance Sales

HIGHLIGHTS

- Wealth AUM of $2.2B - 5 year(2) CAGR of ~10%
- Activity Based Fees (Deposit Fees and Bank Card) - Up 14% in 2022

(1) YTD - June 30
(2) 2018-2022

EXPENSE MANAGEMENT

Continued Focus on Expense Control

Noninterest Expense Trend


$109.4M
$29.3M
$17.8M
$15.8M
$46.2M
2017
$111.5M
$29.0M
$18.5M
$15.9M
$48.1M
2018
$113.6M
$28.9M
$18.4M
$15.6M
$50.7M
2019
$150.0M
$40.0M
$26.2M
$19.9M
$14.8M
$49.1M
2020(1)
$162.5M
$42.2M
$32.1M(2)
$20.6M
$15.4M
$52.2M
2021(2)
$82.6M
$23.4M
$16.8M
$10.2M
$7.5M
$24.7M
YTD21(3)
$79.7M
$17.5M
$14.6M
$10.5M
$7.8M
$29.3M
YTD22
Salaries
Associate Benefits
Net Occupancy
Other Expense
CCHL

(1) CCHL acquired on 03/01/2020
(2) Pension settlement charges of $3 million
(3) Pension settlement charge of $2 million

HIGHLIGHTS

- 2022 pension expense (ex-settlement charges) to decrease $5 million from 2021
- *Efficiency Initiatives in Motion*
  - Banking Office Optimization
  - Process Improvement/RPA
  - Enhanced Digital Front Door
  - Leverage Virtual Tellers

EXPENSE MANAGEMENT

Investing in Technology

- **50%** of all transactions are digital
- **Implementing** industry-leading marketing analytics and automation platform - 2Q22
- Participation and Investment in **BankTech Venture Fund**
- Launching widely recognized **P2P solution** - 2Q22
- Opening **3 additional digital offices** in Florida and Georgia in 2022
- **Launched client touchpoint surveys** in online/mobile banking - 1Q22
- **Client profitability system** facilitates cross-sell focus

EFFECTIVELY DEPLOY CAPITAL

ORGANIC GROWTH	• Technology Investments • Leverage Infrastructure • Deepen Client Relationships
RETURN CAPITAL	• Dividend • Share Repurchase Program
LEVERAGE CAPITAL	• M&A Opportunities • Non-Bank Businesses • New Market Expansion

ACQUISITION OPPORTUNITY

PROFILE

- Banks with $200-600M Assets
  ~250 Total Banks
- TBV Pricing Attractive

TARGETS

- Strong Core Deposit Base
- Lack of Scale to Absorb Regulatory Cost
- Succession Plan Unclear



Atlanta
Birmingham
Charleston
Montgomery
Savannah
Macon
Mobile
Jacksonville
Gainesville
Panama City
Tallahassee
Orlando
Expansion Area
Tampa
Fort Myers
Miami

2022 FOCUS

BROADER BASED LOAN GROWTH	• Market Expansion, Small Business, Commercial Real Estate, Residential Real Estate, Construction Real Estate, WCF/ABL, Participations/Pools
IMPLEMENT FEE INCOME INITIATIVES	• Checking Account Acquisition, and Strategies to Drive Interchange Revenues • Insurance Sales • Deepen/Cross-Sell Relationships
EFFICIENCY	• Continue Optimization of Banking Office Network
EVALUATE ACQUISITION OPPORTUNITIES	• Evaluate Both Bank and Non-Bank Opportunities

WHY CCBG?

- Florida is Growing
- Combination of Stable and High Growth Markets
- Strong Deposit Franchise
- Asset Sensitive Balance Sheet
- Strong Capital – Ability to Deploy
- Insider Ownership
- Seasoned and Experienced Bankers
- Low Execution Risk
- CCBG is One of the Few Remaining "Pure Plays" in Florida

Capital City Bank Group®



APPENDIX

QUARTERLY RESULTS


0.90
0.75
0.60
0.45
0.30
0.15
0.00
0.44
0.62
0.50
0.73
0.51
0.66
0.25
0.58
0.55
0.84
0.62
0.90
0.46
0.74
0.56
0.66
0.44
0.52
0.60
0.70
0.38
0.50
0.50
0.67
0.51
0.75
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21*
3Q21**
4Q21***
1Q22
2Q22
Diluted Earnings Per Share
Pre-Tax Pre-Credit Costs ("PTPCC") per diluted share (1)

**Includes $0.10 per share partial pension settlement expense*
*** Includes $0.02 per share partial pension settlement expense*
**** Includes $0.03 per share partial pension settlement expense*
(1) Adjusted Non-GAAP; See Appendix for Reconciliation

SECOND QUARTER 2022

	1Q.2022		2Q.2022		$ Change	% Change
(Dollars in thousands)	Core CCBG	CCHL	Core CCBG	CCHL	Core CCBG	Core CCBG
Net Interest Income	24,621	75	28,173	160	3,552	14.4%
Provision for Credit Losses	-	-	1,542	-	1,542	-
Deposit Fees	5,191	-	5,447	-	256	4.9%
Bank Card Fees	3,763	-	4,034	-	271	7.2%
Wealth Management Fees	6,070	-	4,403	-	(1,667)	-27.5%
Mortgage Banking Fees	-	8,946	-	9,065	-	-
Other	1,381	467	1,444	510	63	4.6%
Total Noninterest Income	16,405	9,413	15,328	9,575	(1,077)	-6.6%
Salaries	14,640	6,024	14,608	6,854	(32)	-0.22%
Other Associate Benefits	4,011	181	3,799	122	(212)	-5.29%
Total Compensation	18,651	6,205	18,407	6,976	(244)	-1.31%
Occupancy, Net	5,208	885	5,271	804	63	1.21%
Other	6,971	1,313	7,646	1,394	675	9.68%
Total Noninterest Expense	30,830	8,403	31,324	9,174	494	1.60%
Operating Profit	10,196	1,085	10,635	561	439	4.31%
Income Taxes	2,108	127	2,110	68	2	0.09%
Net Income (Before CCHL)	8,088	958	8,525	493	437	5.40%
CCHL 51% Interest, net of tax	367	367	188	188	(179)	-48.77%
CCBG Consolidated Net Income	8,455	-	8,713	-	258	3.05%
CCBG Consolidated Diluted EPS	0.48	0.02	0.50	0.01	0.02	5.12%
	0.50		0.51			

HIGHLIGHTS

- Net interest income grew 14.7% driven by strong loan growth and higher interest rates
- Period end loan balances grew $228.1 million, or 11.5%, with residential loan purchases from Capital City Home Loans (CCHL) contributing $132 million and solid growth from residential construction and commercial mortgage
- Provision for credit losses increased $1.5 million driven by strong loan growth – overall credit quality remained strong
- Average deposit balances grew $51.3 million, or 1.4%, driven by higher noninterest bearing and savings balances
- Noninterest income decreased $0.9 million, or 3.5%, due to lower insurance commission revenues at Capital City Strategic Wealth (CCSW), which had a very strong first quarter – deposit, bank card, and retail brokerage fees all realized solid improvement
- Noninterest expense increased $1.3 million, or 3.2%, primarily due to higher performance-based compensation and to a lesser extent annual merit raises and staffing additions in new markets
- Tangible book value per share declined $0.04, or 0.2%, buoyed by strong earnings that significantly mitigated the impact of rapidly increasing interest rates and the related impact on our unrealized loss on investment securities

FINANCIAL HIGHLIGHTS

Dollars in Thousands, except Earnings per Share	2018	2019	2020	2021	2Q22
Interest Income	$99,395	$112,836	$106,197	106,351	54,758
Interest Expense	6,891	9,493	4,871	3,490	1,729
Net Interest Income	92,504	103,343	101,326	102,861	53,029
Provision for Credit Losses	2,921	2,027	9,645	(1,553)	1,542
Noninterest Income	51,565	53,053	111,165	107,545	50,721
Noninterest Expense	111,503	113,609	149,962	162,508	79,731
Income Taxes	3,421	9,953	10,230	9,835	4,412
Less: NCI	—	—	11,078	6,220	897
Net Income - Common	26,224	30,807	31,576	33,396	17,168
Diluted Earnings Per Share - Common	1.54	1.83	1.88	1.98	1.01
Ratios					
Return on Average Assets	.92%	1.03 %	.93%	.84 %	.81 %
Return on Average Equity	8.89	9.72	9.36	9.92	9.14
Net Interest Margin	3.64	3.85	3.30	2.83	2.71
Net Charge-offs to Average Loans	.12	.13	.12	(0.03)	.19
Efficiency Ratio (FTE)	77.05	72.40	70.43	77.11	76.73
Dividend Payout Ratio	20.78	26.23	30.32	31.31	31.42

FINANCIAL HIGHLIGHTS

As of Period-End *Dollars in Thousands*	2018	2019	2020	2021	2Q22
Investments	$663,477	$643,140	$494,809	$995,073	$1,130,563
Loans Held for Investment	1,774,225	1,835,929	2,006,426	1,931,465	2,219,653
Total Assets	2,959,183	3,088,953	3,798,071	4,263,849	4,354,297
Noninterest Bearing Deposits	947,858	1,044,699	1,328,809	1,668,912	1,724,671
Interest Bearing Deposits	1,583,998	1,600,755	1,888,751	2,043,950	2,061,587
Total Deposits	2,531,856	2,645,454	3,217,560	3,712,862	3,786,258
Capital	302,587	327,016	320,837	383,166	371,675
Ratios					
Risk Based Capital	17.13%	17.90%	17.30%	17.15 %	16.07%
Tangible Equity	7.58	8.06	6.25	6.95	6.54
Diluted Tangible Book Value Per Share	12.96	14.37	13.76	17.12	16.40
Nonperforming Loans to Loans HFI	.39	.24	.29	.22	.14
Reserve to Loans (ex. SBA PPP)	.80	.75	1.30	1.12	.96
Reserve to Nonperforming Loans	206.79	310.99	405.66	499.93	677.57

MARKET DEMOGRAPHIC

LEGACY MARKETS PROVIDE STABLE AND PREDICTABLE GROWTH, WHILE ATTRACTIVE NEW MARKETS PROVIDE HIGHER GROWTH OPPORTUNITIES.

	Population Growth Rate		Household	
	2010-2022	2022-2027	Median Income 2022	Projected Change 2022-2027
Tallahassee MSA	7.0%	2.8%	$59,127	11.5%
Walton	43.5%	6.5%	$69,418	10.2%
CCBG Florida Markets	15.6%	3.7%	$59,942	11.1%
Florida	16.9%	4.6%	$66,251	12.4%
Northern Arc				
Cobb	12.1%	4.3%	$88,159	9.7%
Gwinnett	19.1%	5.5%	$80,869	10.4%
CCBG Georgia Markets	0.4%	1.5%	$48,085	3.2%
US	8.3%	3.2%	$72,465	12.1%

Sources: S&P Global Market Intelligence; ESRI; US Census Bureau

NON-GAAP FINANCIAL MEASURES

We present a tangible common equity ratio that removes the effect of goodwill resulting from merger and acquisition activity. We believe this measure is useful to investors because it allows investors to more easily compare our capital adequacy to other companies in the industry. The GAAP to non-GAAP reconciliation is provided below.

Dollars in Thousands		2018	2019	2020	2021	2Q22
TANGIBLE COMMON EQUITY RATIO						
Shareowners' Equity (GAAP)		$302,587	$327,016	$320,837	$383,166	$371,675
Less: Goodwill (GAAP)		$84,811	$84,810	$89,095	$93,523	$93,173
Tangible Shareowners' Equity (non-GAAP)	A	$217,776	$242,206	$231,742	$289,643	278,502
Total Assets (GAAP)		$2,959,183	$3,088,953	$3,798,071	$4,263,849	$4,354,297
Less: Goodwill (GAAP)		$84,811	$84,810	$89,095	$93,523	93,173
Tangible Assets (non-GAAP)	B	$2,874,372	$3,004,143	$3,708,976	$4,170,326	4,261,124
Tangible Common Equity Ratio	A/B	7.58%	8.06%	6.25%	6.95%	6.54%

Pre-tax pre-credit costs per diluted share is a measure used by management to evaluate core operating results exclusive of credit costs, including loan loss provision and other real estate expenses. We believe this measure is useful to investors because it allows investors to more easily compare our core operating results to other companies in the industry. The GAAP to non-GAAP reconciliation is provided below.

Dollars in Thousands		2020	2021	2Q22
PRE-TAX PRE-CREDIT COSTS Per Diluted Share				
Income Before Income Taxes (GAAP)		$41,806	$43,231	22,477
Plus: Provision for Loan Losses (GAAP)		$9,645	$ (1,553)	$1,542
Plus: Other Real Estate Owned Expense (GAAP)		$104	$(1,488)	(4)
Pre-Tax Pre-Credit Costs (non-GAAP)	A	$51,555	$40,190	$24,015
Average Diluted Common Shares (GAAP)	B	16,822	16,893	16,958
Pre-Tax Pre-Credit Costs Per Diluted Share	A/B	$3.06	$2.38	1.42

Capital City Bank Group

Corporate Headquarters
217 North Monroe Street
Tallahassee, FL 32301

www.ccbg.com